UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 8, 2017

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 8, 2017, the Compensation Committee of Midland States Bancorp, Inc. (the “Company” or “Midland”) adopted an amended form of the Midland States Bancorp, Inc. Management Incentive Program (the “Plan”).

The Plan was originally adopted in 2011 to establish risk-based metrics for annual performance bonuses for executive officers of the Company and Midland States Bank, with complete or partial forfeitures of annual bonuses if the risk-based metrics are not met. A description of the Plan was included in, and the Plan was provided as Exhibit 10.16 to, the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on April 11, 2016. The Plan will remain in effect as then described and disclosed, with the following exceptions.

Originally, the maximum potential bonuses were 200% of each executive’s base salary, and, as amended, the maximum bonus amounts have been reduced to 150% of each executive’s bonus target amount.

Additionally, the original Plan provided that a percentage of any annual performance bonus above a certain level would be paid in Company equity in addition to cash. As amended, all payments under the Plan will be made solely in cash.

The foregoing summary of the amended terms of the Plan is qualified in its entirety by the terms and conditions of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02(e).                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Midland States Bancorp, Inc. Management Incentive Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017	MIDLAND STATES BANCORP, INC.

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel